UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2017

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1220 Augusta Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c) Effective September 5, 2017, the Board of Directors (“Board”) of Crown Castle International Corp. (“Company”) designated James D. Young, the Company’s previous Senior Vice President and Chief Operating Officer, to lead the Company’s fiber solutions activities and appointed him as Senior Vice President and Chief Operating Officer – Fiber. In addition, the Board appointed Robert C. Ackerman as Senior Vice President and Chief Operating Officer – Towers and Small Cells, effective September 5, 2017.

Mr. Ackerman, age 65, has served as Area President – West Area of the Company’s operating subsidiaries since February 2011. Prior to that time and since October 2002, he acted as Area President – East Area of the Company’s operating subsidiaries. Mr. Ackerman joined the Company in August 1998.

In connection with Mr. Ackerman’s appointment, the Board approved the grant to Mr. Ackerman of restricted stock units relating to 9,343 shares of Company common stock (“RSUs”). The RSUs are granted pursuant to the Company’s 2013 Long-Term Incentive Plan, as amended, and the terms of the RSUs provide for vesting in three equal installments on each of the first three anniversary dates of the grant date. Mr. Ackerman will be eligible to participate in the Company’s 2017 Executive Management Team Annual Incentive Plan, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 23, 2017.

In connection with Mr. Ackerman’s appointment, the Company entered into a severance agreement with Mr. Ackerman, effective September 5, 2017 (“Severance Agreement”). The terms and provisions of the Severance Agreement are substantially similar to those described in “VII. Executive Compensation – Potential Payments Upon Termination of Employment” on pages 51 and 52 of the Company’s Definitive Proxy Statement filed on April 3, 2017 (which description is incorporated herein by reference), except as provided in the following sentence. The Severance Agreement contains provisions that generally prohibit Mr. Ackerman, from the effective date of the Severance Agreement and for one year following the termination of his employment with the Company, from engaging in business activities relating to owning or operating (1) fiber optic communication cable or equipment or (2) communications towers (including distributed antenna systems and small cells) which compete with the Company in the United States or any other country in which the Company may then operate. Except as provided in the immediately preceding sentence, the description of Mr. Ackerman’s Severance Agreement is qualified in its entirety by reference to the form of severance agreement filed as Exhibit 10.47 to the Company’s Annual Report on Form 10-K filed on February 22, 2016, which form of severance agreement is incorporated herein by reference.

ITEM 7.01 – OTHER EVENTS

On September 5, 2017, the Company issued a press release, furnished herewith as Exhibit 99.1, announcing the appointment of Mr. Young as Senior Vice President and Chief Operating Officer – Fiber and the appointment of Mr. Ackerman as Senior Vice President and Chief Operating Officer – Towers and Small Cells.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 5, 2017

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ Kenneth J. Simon
Name:	Kenneth J. Simon
Title:	Senior Vice President and General Counsel

Date: September 5, 2017

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